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                                                                    Exhibit 10.2


         FOURTH AMENDMENT (the "Fourth Amendment"), dated as of September 19, 1997, of a certain Credit Agreement dated as of October 26, 1994 (the "Agreement"), as amended by a First Amendment dated October 1, 1995 and the Second Amendment dated February 24, 1997 and the Third Amendment dated September 11, 1997, among BED BATH & BEYOND, INC. (the "Company"), BED-N-BATH STORES, INC. ("BNBS"), BBBL, INC. ("BBBL") AND BBBY MANAGEMENT CORPORATION ("BBBY"; BNBS, BBBL AND BBBY being together the "Guarantors" and individually each a "Guarantor", and the Guarantors together with the Company being the "Credit Parties") and THE CHASE MANHATTAN BANK ("Chase" as a "Bank" and as agent for the Banks (in such capacity, the "Agent").


                              W I T N E S S E T H:


         WHEREAS, the Credit Parties, the Banks and the Agent are parties to the Agreement; and

         WHEREAS, the Credit Parties have requested certain modifications to the Agreement, and Chase is agreeable to such request;

         NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto hereby agree as follows:

         Section 9.9 is hereby amended in its entirety so that such Section, as so amended, shall read as follows: "Limitation on Dividends. Declare or pay any dividend (other than dividends payable solely in common stock of the Company) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of Capital Stock of any Credit Party or any warrants or options to purchase any such Capital Stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of any Company or any Subsidiary (all of the foregoing is here and after referred to as a "Dividend") except that the Company may declare or pay cash Dividend(s) on its common stock only out of each year's earnings, provided that after giving effect to any such declaration or payment, as the case may be, no Default or Event of Default shall have occurred and be continuing and that the cumulative amount of such Dividends declared in any fiscal year shall not exceed 50% of Consolidated Net Income for such fiscal year; provided further that any credit party (other than the Company) may declare or pay a Dividend to the Company."


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Representations and Warranties. To induce Chase to enter into this Fourth
Amendment, each of the Credit Parties hereby represents and warrants that:

                  (a) Such Credit Party has the power, authority and legal right to make and deliver this Fourth Amendment and to perform its obligations under the Agreement, as amended by this Fourth Amendment, without any notice, consent, approval or authorization not already obtained, and such Credit Party has taken all necessary action to authorize the same.

                  (b) The making and delivery of this Fourth Amendment and the performance of the Agreement, as amended by this Fourth Amendment, do not violate any provision of law or any regulation or of the charter or by-laws of such Credit Party or result in the breach of or constitute a default under or require any consent under any indenture or other agreement or instrument to which such Credit Party is a party or by which such Credit Party or any of its property may be bound or affected. The Agreement, as amended by this Fourth Amendment, constitute a legal, valid and binding obligation of such Credit Party, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by any applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally.

                  (c) The representations and warranties contained in Section 6 of the Agreement are true and correct on and as of the date of this Fourth Amendment and after giving effect thereto.

                  (d) No Default or Event of Default has occurred and is continuing under the Agreement as of the date of this Fourth Amendment and after giving effect thereto.

         4. Effective Date. This Fourth Amendment shall become effective as of September 19, 1997 when Chase shall have received counterparts of this Fourth Amendment, duly executed by the respective parties thereto.

         5. Counterparts. This Fourth Amendment may be signed in any number of counterparts, each of which shall be an original and all of which taken together shall constitute a single instrument with the same effect as if the signatures thereto and hereto were upon the same instrument.

         6. Full Force and Effect. Except as expressly modified by this Fourth Amendment, all of the terms and provisions of the Agreement shall continue in full force and effect, and all parties hereto shall be entitled to the benefits thereof.

         7. Governing Law. This Fourth Amendment shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of New Jersey.


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         IN WITNESS WHEREOF, the parties hereto have caused this Fourth
Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date set forth above.

                                    BED BATH & BEYOND, INC.

                                    By:      /s/ Warren Eisenberg
                                             --------------------
                                             Title:   Chairman and Co-Chief
                                                      Executive Officer


                                    BED-N-BATH STORES, INC.

                                    By:      /s/ Warren Eisenberg
                                             --------------------
                                             Title:  President


                                    BBBL, INC.

                                    By:      /s/ Martin Lynch
                                             --------------------
                                             Title:  President


                                    BBBY MANAGEMENT CORPORATION

                                    By:      /s/ Warren Eisenberg
                                             --------------------
                                             Title:  President


                                    THE CHASE MANHATTAN BANK

                                    By:      /s/ Valerie Schanzer
                                             --------------------
                                             Title:  Vice-President


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